July 14, 1995



FEDERAL EXPRESS



Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549



Attn:  1934 Act Filing Section



			Re: ParkerVision, Inc.



Gentlemen:



	Enclosed for filing on my behalf and on behalf of certain individuals, trusts, a partnership and a foundation are six copies (one of which has been manually signed) of Schedule 13D with respect to the Common Stock of ParkerVision, Inc., under the Securities Exchange Act of 1934, as amended.



	Also enclosed is a check for $100 representing the filing fee, pursuant to Rule 13d-7 under the Exchange Act.



	Please acknowledge receipt of the enclosures by file stamping the enclosed self-addressed stamped postcard and returning the same to me.





			Very truly yours,





			Walter Scheuer



Enclosures



cc: ParkerVision, Inc.

      8493 Baymeadows Way

     Jacksonville, Florida 32256



    The NASDAQ Stock Market

    1735 K Street N.W.

    Washington D.C. 20006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



SCHEDULE 13D



Under the Securities Exchange Act of 1934

(Amendment No.   )*



ParkerVision, Inc.

(Name of Issuer)



Common Stock, Par Value $.01 per share

(Title of Class of Securities)



701354102

(CUSIP Number)



Walter Scheuer

635 Madison Avenue, New York, New York 10022

(212) 753-9630



(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)



July 7, 1995

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on
Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule
13d-1(b)(3) or (4), check the following box [ ].



Check the following box if a fee is being paid with the statement [X]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)



Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.



* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.



The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


SCHEDULE 13D

Cusip No:    701354102                    PAGE     2 OF  42 PAGES

1.       NAME OF REPORTING PERSON

          S.S. OR I.R.S. IDENTIFICATION NUMBER OF

            ABOVE PERSON

                        Walter Scheuer

2.       CHECK THE APPROPRIATE BOX IF A       (a)     x

                  MEMBER OF A GROUP *

                                                       (b)

         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF, OO



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                        7.    SOLE VOTING POWER

      NUMBER OF                  16,000 ** SHARES

       SHARES

     BENEFICIALLY    8.     SHARED VOTING POWER

      OWNED BY                  306,900 ** SHARES

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  16,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER

                                306,900 ** SHARES

         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                    REPORTING PERSON

                                322,900 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *


         13.      PERCENT OF CLASS REPRESENTED BY

                 AMOUNT IN ROW (11)

                          3.7%


         14.      TYPE OF REPORTING PERSON *

                            IN

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D. Beneficial ownership is disclaimed pursuant to Rule 13d-4. execpt for 125,400 shares.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     3 OF  42

      PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

              ABOVE PERSON

                            Marge Scheuer

         2.       CHECK THE APPROPRIATE BOX IF A  (a)  x

                  MEMBER OF A GROUP *

                                                       (b)


         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF, OO


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                     7.     SOLE VOTING POWER


      NUMBER OF
       SHARES        8.     SHARED VOTING POWER

     BENEFICIALLY               201,300 ** SHARES

      OWNED BY

        EACH         9.     SOLE DISPOSITIVE POWER

      REPORTING

       PERSON        10.    SHARED DISPOSITIVE POWER

        WITH                    201,300 ** SHARES



         11.      AGGREGATE AMOUNT BENEFICIALLY

                  OWNED BY EACH

                  REPORTING PERSON

                                201,300 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                 AMOUNT IN ROW (11)

                                    2.3%



         14.      TYPE OF REPORTING PERSON *

                            IN

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D. Beneficial ownership is disclaimed pursuant toRule 13d-4. execpt for 23,100 shares.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     4 OF  42
PAGES

          1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

               ABOVE PERSON

                            Hopewell Partners



         2.       CHECK THE APPROPRIATE BOX IF A       (a)  x

                  MEMBER OF A GROUP *

                                                       (b)

         3.       SEC USE ONLY





         4.       SOURCE OF FUNDS *

                     PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                2(E)



          6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  New York



                     7.     SOLE VOTING POWER

     NUMBER OF

       SHARES        8.     SHARED VOTING POWER

     BENEFICIALLY                10,000  ** SHARES

      OWNED BY

        EACH         9.     SOLE DISPOSITIVE POWER

      REPORTING

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER

                                 10,000 ** SHARES



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                   REPORTING PERSON

                                 10,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            PN

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     5 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

              ABOVE PERSON

                  Wayne S. Reisner



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF, OO



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States

                     7.     SOLE VOTING POWER



                                 14,000 ** SHARES

      NUMBER OF

       SHARES        8.     SHARED VOTING POWER

     BENEFICIALLY               354,000 ** SHARES

      OWNED BY

        EACH         9.     SOLE DISPOSITIVE POWER

      REPORTING                  14,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER

                                     354,000 ** SHARES

         11.      AGGREGATE AMOUNT BENEFICIALLY

                 OWNED BY EACH

                  REPORTING PERSON

                                368,000 ** SHARES


         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                 AMOUNT IN ROW (11)

                                    4.2%


         14.      TYPE OF REPORTING PERSON *

                            IN


 * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D. Beneficial ownership is disclaimed pursuant to Rule 13d-4 except for 14,000 shares.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     6 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

               ABOVE PERSON

                  Richard Kaufman



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x

                                                       (b)


         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF, OO


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                 PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                 2(E)


         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                 7.     SOLE VOTING POWER

                                 14,000 ** SHARES

      NUMBER OF

       SHARES        8.     SHARED VOTING POWER

     BENEFICIALLY               411,600 ** SHARES

      OWNED BY

        EACH         9.     SOLE DISPOSITIVE POWER

      REPORTING                  14,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER

                                   411,600 ** SHARES

         11.      AGGREGATE AMOUNT BENEFICIALLY

                 OWNED BY EACH

                  REPORTING PERSON

                                425,600 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                                    4.9%


         14.      TYPE OF REPORTING PERSON *

                            IN



 * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D. Beneficial ownership is disclaimed pursuant to Rule 13d-4 except for 14,000 shares.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     7 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

               ABOVE PERSON

                  Trust FBO David Scheuer dated 12-11-51



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)

          3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                 PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                      7.    SOLE VOTING POWER

      NUMBER OF                   6,000 ** SHARES

       SHARES

     BENEFICIALLY     8.    SHARED VOTING POWER

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   6,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.   AGGREGATE AMOUNT BENEFICIALLY

                 OWNED BY EACH  REPORTING PERSON

                                       6,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                 AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


SCHEDULE 13D

     Cusip No:    701354102                    PAGE     8 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                ABOVE PERSON

                  Trust FBO David Scheuer dated 5-18-54



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)

          3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                 PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

      NUMBER OF                  26,500 ** SHARES

       SHARES

     BENEFICIALLY     8.    SHARED VOTING POWER

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  26,500 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                  OWNED BY EACH

                  REPORTING PERSON

                                 26,500 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                 IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                AMOUNT IN ROW (11)

                                    0.3%



         14.      TYPE OF REPORTING PERSON *

                            OO


                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE     9 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

              ABOVE PERSON

                  Trust FBO David Scheuer dated 5-19-61


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)


         3.       SEC USE ONLY

         4.       SOURCE OF FUNDS *

                  PF

         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                 PROCEEDINGS  IS REQUIRED PURSUANT TO

               ITEMS 2(D) OR 2(E)


         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  5,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   5,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER


         11.      AGGREGATE AMOUNT BENEFICIALLY

                 OWNED BY EACH

                  REPORTING PERSON

                                  5,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *


         13.      PERCENT OF CLASS REPRESENTED BY

                  AMOUNT IN ROW (11)

                                    0.1%


         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    10 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                ABOVE PERSON

                  Trust FBO Jeffrey Scheuer dated 5-18-54


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)


         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                2(E)


         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States

         7.    SOLE VOTING POWER

                    5,400 shares
     NUMBER OF
       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   5,400 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                  OWNED BY EACH

                  REPORTING PERSON

                                  5,400 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                   IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                  AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    11 OF  42
PAGES

          1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                ABOVE PERSON

                  Trust FBO Jeffrey Scheuer dated 6-10-54


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)


         3.       SEC USE ONLY

         4.       SOURCE OF FUNDS *

                  PF

         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                   2(E)


         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


          7.    SOLE VOTING POWER
                                2,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   2,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                  2,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *


         13.      PERCENT OF CLASS REPRESENTED BY

                 AMOUNT IN ROW (11)

                                   0.02%


         14.      TYPE OF REPORTING PERSON *

                            OO


                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    12 OF  42
PAGES
         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                ABOVE PERSON

                  Trust FBO Jeffrey Scheuer dated 5-19-61


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)



         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                   PROCEEDINGS

                  IS REQUIRED PURSUANT TO ITEMS 2(D) OR

                  2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                      7.    SOLE VOTING POWER

                                  1,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   1,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER


         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                  1,000 ** SHARES


         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                      IN ROW (11)

                  EXCLUDES CERTAIN SHARES *


         13.      PERCENT OF CLASS REPRESENTED BY

                    AMOUNT IN ROW (11)

                                   0.01%


         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    13 OF  42
PAGES
         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF ABOVE
                   PERSON

                  Trust FBO Susan Scheuer dated 12-30-60


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)


         3.       SEC USE ONLY

         4.       SOURCE OF FUNDS *

                  PF

         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                  ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                      7.    SOLE VOTING POWER

                                  2,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   2,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  2,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                   IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                  AMOUNT IN ROW (11)

                                   0.02%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

     ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    14 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                 ABOVE PERSON

                  Trust FBO Judith Scheuer dated 12-17-59


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)


         3.       SEC USE ONLY

         4.       SOURCE OF FUNDS *

                  PF


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                ITEMS 2(D) OR 2(E)

         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  2,500 ** SHARES

      NUMBER OF          SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   2,500 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER


         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                  2,500 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *


         13.      PERCENT OF CLASS REPRESENTED BY

                   AMOUNT IN ROW (11)

                                   0.03%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    15 OF  42
PAGES


         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                  ABOVE PERSON

                  Trust FBO Abigail Lipnick dated 4-13-92


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x


                                                       (b)


         3.       SEC USE ONLY

         4.       SOURCE OF FUNDS *

                  PF


         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                  ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                      7.    SOLE VOTING POWER

                                 10,000 ** SHARES


     NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  10,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER


         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                 10,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                    IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                   AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    16 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                 ABOVE PERSON

                  Trust FBO Daniella Eve Lipnick dated 10-9-90



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)





         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS  IS REQUIRED PURSUANT TO

                  ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                 10,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  10,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                     OWNED BY EACH

                  REPORTING PERSON

                                 10,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                  AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    17 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                   ABOVE PERSON

                  Trust FBO Jeremy Scheuer dated 4-19-88



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS  IS REQUIRED PURSUANT TO

                 ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                 10,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  10,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                 10,000 ** SHARES

              12.      CHECK BOX IF THE AGGREGATE

                        AMOUNT IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



          13.      PERCENT OF CLASS REPRESENTED BY

                    AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

     ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


SCHEDULE 13D

     Cusip No:    701354102                    PAGE    18 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                  ABOVE PERSON

                  Trust FBO Winifred Scheuer dated 12-20-84



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                    ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  6,000 ** SHARES



      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   6,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER





         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  6,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                    IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                    AMOUNT IN ROW (11)

                                    0.1%



          14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    19 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                 ABOVE PERSON

     Walter Scheuer November Charitable Trust dated 11-29-83



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x

                                                        (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                 ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                 18,600 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  18,600 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                 18,600 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                    IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW
(11)

                                    0.2%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

     ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    20 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                  ABOVE PERSON

      The Walter Scheuer 1993 Charitable Remainder Trust



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                     ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                109,200 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                 109,200 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                109,200 ** SHARES


         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                    IN ROW (11)

                  EXCLUDES CERTAIN SHARES *

         13.      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                                    1.2%

         14.      TYPE OF REPORTING PERSON *

                            OO


                         * See Instructions Before Filling Out!

     ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    21 OF  42
PAGES


         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                     ABOVE PERSON

       The David Scheuer 1993 Charitable Remainder Trust



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)


         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                  ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  3,000 ** SHARES



      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   3,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  3,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                     IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                     AMOUNT IN ROW (11)

                                   0.03%



         14.      TYPE OF REPORTING PERSON *

                            OO



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


SCHEDULE 13D

     Cusip No:    701354102                    PAGE    22 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                  ABOVE PERSON

      The Jeffrey Scheuer 1993 Charitable Remainder Trust



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)

         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                     ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                 12,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  12,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                     OWNED BY EACH

                  REPORTING PERSON

                                 12,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                     IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

 AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO


                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    23 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                    ABOVE PERSON

           The Susan Scheuer 1993 Charitable Remainder Trust



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                    ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                 12,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  12,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                  OWNED BY EACH

                  REPORTING PERSON

                                 12,000 ** SHARES


         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                    IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                        AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    24 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                     ABOVE PERSON

         The Judith Scheuer 1993 Charitable Remainder Trust



         2.       CHECK THE APPROPRIATE BOX IF A



                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)


         3.       SEC USE ONLY


         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                  PROCEEDINGS IS REQUIRED PURSUANT TO

                   ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States


                      7.    SOLE VOTING POWER

                                 12,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                  12,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                   OWNED BY EACH

                  REPORTING PERSON

                                 12,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                                    0.1%


         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    25 OF  42
PAGES



         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                   ABOVE PERSON

                  The Marcelle Halpern Trust



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x

                                                       (b)



         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF

         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                   ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  6,000 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   6,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  6,000 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                  IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

                                    0.1%


         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.

 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    26 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                      ABOVE PERSON

                  Allan Miller



         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x

                                                       (b)


         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF



         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                     PROCEEDINGS IS REQUIRED PURSUANT

                    TO ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  6,500 ** SHARES

      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   6,500 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER



         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  6,500 ** SHARES



         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                   IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                      AMOUNT IN ROW (11)

                                    0.1%



         14.      TYPE OF REPORTING PERSON *

                            IN



                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D. Beneficial ownership is disclaimed pursuant to Rule 13d-4 execpt for 500 shares.


 SCHEDULE 13D

     Cusip No:    701354102                    PAGE    27 OF  42
PAGES

         1.       NAME OF REPORTING PERSON

                  S.S. OR I.R.S. IDENTIFICATION NUMBER OF

                   ABOVE PERSON

                  Music Project For Television, Inc.


         2.       CHECK THE APPROPRIATE BOX IF A

                  MEMBER OF A GROUP *                  (a)     x



                                                       (b)


         3.       SEC USE ONLY



         4.       SOURCE OF FUNDS *

                  PF

         5.       CHECK BOX IF DISCLOSURE OF LEGAL

                    PROCEEDINGS IS REQUIRED PURSUANT TO

                     ITEMS 2(D) OR 2(E)



         6.       CITIZENSHIP OR PLACE OF ORGANIZATION

                  United States



                      7.    SOLE VOTING POWER

                                  6,000 ** SHARES
      NUMBER OF

       SHARES         8.    SHARED VOTING POWER

     BENEFICIALLY

      OWNED BY

        EACH          9.    SOLE DISPOSITIVE POWER

      REPORTING                   6,000 ** SHARES

       PERSON

        WITH         10.    SHARED DISPOSITIVE POWER


         11.      AGGREGATE AMOUNT BENEFICIALLY

                    OWNED BY EACH

                  REPORTING PERSON

                                  6,000 ** SHARES


         12.      CHECK BOX IF THE AGGREGATE AMOUNT

                       IN ROW (11)

                  EXCLUDES CERTAIN SHARES *



         13.      PERCENT OF CLASS REPRESENTED BY

                       AMOUNT IN ROW (11)

                                    0.1%


         14.      TYPE OF REPORTING PERSON *

                            OO

                         * See Instructions Before Filling Out!

    ** This number is included solely for the purposes of identifying shares as to which this Schedule 13D relates and is qualified in its entirety by the information contained in this Schedule 13D.

SCHEDULE 13D

FILED PURSUANT TO RULE 13d-1 OF THE

GENERAL RULES AND REGULATIONS

UNDER THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



Item 1.  Security and Issuer



	The class of equity securities to which this Statement relates is the Common Stock, par value $0.01 per share (the "Common

 Stock"), of ParkerVision, Inc., a Florida corporation
("ParkerVision"),

 which has its principal executive offices at 8493 Baymeadows
Way,

 Jacksonville, Florida 32256.



Item 2.  Identity and Background



	This Statement is filed by Walter Scheuer ("Mr. Scheuer"), Marge Scheuer ("Mrs. Scheuer"), Hopewell Partners ("Hopewell"), Wayne S. Reisner ("Mr. Reisner"), Richard Kaufman ("Mr.
Kaufman"), Allan Miller ("Mr. Miller"), Music Project For Television, Inc.("Music Project"), and on behalf of certain trusts (the "Trusts"), as set forth on Exhibit A hereto (collectively referred to herein as the "Reporting Persons"), with respect to shares of Common Stock of ParkerVision which the Reporting Persons may be deemed to beneficially own pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"). Except to the extent otherwise specifically provided below, the shares of Common Stock of ParkerVision reported herein are owned separately by each of the Reporting Persons.



	Mr. Scheuer's business address is 635 Madison Avenue, New York, New York 10022. Mr. Scheuer's principal occupation is that of a private investor. In addition, since October 28, 1980, Mr.
Scheuer has been Chairman of the Board of Directors of Sterling
Capital Corporation, a New York corporation ("Sterling"), which is a publicly-traded closed-end investment company. As of July
13, 1995 Sterling owned as portfolio securities 33,000 shares of the outstanding Common Stock of ParkerVision, all of which shares are reported herein as being deemed to be beneficially owned by Mr. Scheuer and Mr. Kaufman. Mr. Scheuer and Mr.
Kaufman are members of Sterling's investment committee and, as such, share voting and dispositive power with respect to Sterling's portfolio securities. Sterling's business address is 635 Madison Avenue, New York, New York 10022. Mr. Scheuer, Mrs.
Scheuer their children and grandchildren beneficially own a majority of Sterling's outstanding shares through Gaymark
Associates, a New York Limited Partnership ("Gaymark"), whose general partner is Windy Gates Corporation, a New York corporation ("Windy Gates"). Mr. Scheuer is President, a director and a shareholder of Windy Gates. The other shareholders of Windy Gates are Mrs. Scheuer and their children.
 Hopewell is a New York limited partnership, of which Mr.
Scheuer is the General Partner. The limited partners of Hopewell are Mrs. Scheuer, their children, Marcelle P. Halpern and one of the Trusts. Hopewell's business address is 635
Madison Avenue, New York, New York 10022. Hopewell was organized for the purpose of making and holding investments.



	Marge Scheuer is Mr. Scheuer's wife and her business address is c/o Mr. Scheuer, 635 Madison Avenue, New York, New York 10022.
Her principal occupation is being involved in charitable activities. Mrs. Scheuer is a limited partner of Gaymark and Hopewell and a shareholder of Windy Gates.





	Mr. Reisner's business address is 635 Madison Avenue, New York, New York 10022. Mr. Reisner is President and Chief Executive
Officer of Sterling and an employee of Mr. Scheuer. Mr. Reisner is a Vice President and a director of Windy Gates.



                Mr. Kaufman's business address is 635 Madison Avenue, New York, New York 10022. Mr. Kaufman is Executive Vice President and Treasurer of Sterling and an employee of Mr. Scheuer. Mr. Kaufman is a Vice President and a director of Windy Gates.



	Mr. Miller's business address is 635 Madison Avenue, New York, New York 10022. Mr.

Miller is President, Treasurer and a Director of Music Project.
Mr. Miller's principal occupation is that of an independent film director. Music Project is a charitable foundation.



	Neither any of the Reporting Persons, any of the trustees of the Trusts, nor Sterling, Gaymark or Windy Gates has been convicted, during the last five years, in a criminal proceeding (excluding traffic violations or similar misdemeanors). Neither any of the Reporting Persons, any of the trustees of the Trusts, nor Sterling, Gaymark or Windy Gates was, during the last five years, a party to a civil proceeding of a judicial or administrative body and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.



	Each of the individual Reporting Persons is a citizen of the United States. Hopewell, Music Project and all of the Trusts were organized in the United States.



Item 3.  Source and Amount of Funds or other Consideration



	The following Reporting Persons and Sterling used their own funds to make the purchases of shares of Common Stock of ParkerVision reported herein as follows:



 Mr. Scheuer	  $659,778

 Mrs. Scheuer	    130,008

 Hopewell Partners	      74,250

 Trust for the Benefit of David Scheuer dated 12-11-51     26,745

 Trust for the Benefit of David Scheuer dated 5-18-54	    130,012

 Trust for the Benefit of David Scheuer dated 5-19-61      22,288

 Trust for the Benefit of Jeffrey Scheuer dated 5-18-54	   40,095

 Trust for the Benefit of Jeffrey Scheuer dated 6-10-54	    8,915

 Trust for the Benefit of Jeffrey Scheuer dated 5-19-61     4,458

 Trust for the Benefit of Susan Scheuer dated 12-30-60	    14,850

 Trust for the Benefit of Judith Scheuer dated 12-17-59	   18,563

 Trust for the Benefit of Winifred Rose Scheuer dated 12-20-84	 26,745

 Trust for the Benefit of Abigail Rose Lipnick dated 4-13-92	   53,495

 Trust for the Benefit of Jeremy Dundas Scheuer dated 4-20-88	  53,495

 Trust for the Benefit of Daniella Eve Lipnick dated 10-9-90	   53,495

 Walter Scheuer November Charitable Trust dated 11-29-83	      123,105

 Walter Scheuer 1993 Charitable Remainder Trust	               509,223

 David Scheuer 1993 Charitable Remainder Trust	                 13,373

 Jeffrey Scheuer 1993 Charitable Remainder Trust	               55,549

 Susan Scheuer 1993 Charitable Remainder Trust	                 55,549

 Judith Scheuer 1993 Charitable Remainder Trust	                55,549

 The Marcelle Halpern Trust	                                   $32,097

 Wayne S. Reisner	                                              76,903

 Richard Kaufman	                                               76,903

 Sterling Capital Corporation	                                 138,683

 Music Project	                                                 50,148

 Allan Miller	                                                   3,950



Item 4.  Purpose of Transaction


	The shares of Common Stock of ParkerVision reported herein as owned by the Reporting Persons and Sterling have been acquired separately for investment. The Reporting Persons and Sterling have no plans or proposals which relate to Items 4(a) through
(j). Depending upon the market price of Common Stock of ParkerVision and economic, stock market and other conditions, the Reporting Persons and Sterling may from time to time acquire or dispose of shares of Common Stock of ParkerVision, in the open market or otherwise.



Item 5.  Interest in Securities of the Issuer



	As of July 13, 1995, Mr. Scheuer owned 125,400 shares (1.44%) of the outstanding Common Stock of ParkerVision. Mr. Scheuer shares with Mr. Reisner and Mr. Kaufman the power to vote and dispose of the shares of Common Stock of ParkerVision which he owns. Mr. Scheuer has general powers of attorney to act on behalf of Mrs. Scheuer, and, accordingly, shares with her the power to vote and dispose of shares of Common Stock of ParkerVision that she owns. As of July 13, 1995, Mrs. Scheuer owned 23,100 shares (.27%) of the outstanding Common Stock of ParkerVision. In addition, Mr. Scheuer is one of the trustees of certain of the Trusts for the benefit of his children and grandchildren, which in the aggregate as of July 13, 1995 owned 125,400 shares (1.43%) of the outstanding Common Stock of ParkerVision, and, accordingly, shares with the other trustees the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by those Trusts. In addition, Mr.
Scheuer is the sole trustee of a Trust for the benefit of one other person which as of July 13, 1995 owned 6,000 shares (.07%) of the outstanding Common Stock of ParkerVision and is the General Partner of Hopewell, which as of July 13, 1995 owned
10,000 shares (.12%) of the outstanding Common Stock of ParkerVision and, accordingly, has the sole power to vote and dispose of shares of Common Stock of ParkerVision that are owned by such Trust and by Hopewell. In addition, Mr. Scheuer is on the investment committee of Sterling, and accordingly, shares with Mr. Kaufman, the other member of the investment committee, the power to vote and dispose of shares of Common Stock of ParkerVision that are owned as portfolio securities by Sterling.
Mr. Scheuer, as a result of his having general powers of attorney for Mrs. Scheuer, and, as a result of his being General Partner of Hopewell, as discussed above, and, as a result of his being a trustee of certain of the Trusts, as discussed above, and as a result of his being on the investment committee of Sterling may be deemed to be a beneficial owner of the 197,500 shares (2.27%) of the outstanding Common Stock of ParkerVision owned in the aggregate by Mrs. Scheuer, Hopewell, certain of the Trusts and Sterling, reported hereunder for the purposes of
Section 13(d) of the Act. Mr. Scheuer disclaims, pursuant to Rule 13d-4 promulgated under the Act, any beneficial interest in the shares of Common Stock of ParkerVision owned by Mrs.
Scheuer,  Hopewell, those Trusts and Sterling.



	As of July 13, 1995, Mrs. Scheuer owned 23,100 shares (.27%) of the outstanding Common Stock of ParkerVision. In addition, Mrs.
Scheuer is one of the trustees of, and has a beneficial interest in, certain of the Trusts for her benefit and for the benefit of Mr. Scheuer and her children which as of July 13, 1995 owned
178,200 shares (2.04%) of the outstanding Common Stock of ParkerVision, and, accordingly, shares with the other trustees the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by those Trusts. Mrs. Scheuer, as a result of her being one of the trustees of those Trusts, as discussed above, may be deemed to be a beneficial owner of the 178,200 shares (2.04%) of the outstanding Common Stock of ParkerVision owned by said Trusts and reported hereunder for the purposes of Section 13(d) of the Act. Mrs. Scheuer disclaims, pursuant to Rule 13d-4 promulgated under the Act, any beneficial interest in shares of Common Stock of ParkerVision owned by said
Trusts.



	 As of July 13, 1995, Mr. Reisner owned 14,000 shares (.16%) of the outstanding Common Stock of ParkerVision. In addition, Mr.
Reisner has a general power of attorney to act on behalf of Mr.
Scheuer, and, accordingly, Mr. Reisner shares with Mr. Scheuer and Mr. Kaufman the power to vote and dispose of shares of Common Stock that Mr. Scheuer owns. As of July 13, 1995, Mr.
Scheuer owned 125,400 shares (1.44%%), of the outstanding Common
Stock of ParkerVision. In addition, Mr. Reisner is one of the trustees of certain of the Trusts for the benefit of Mr.
Scheuer, Mrs. Scheuer, their children and grandchildren, which in the aggregate as of July 13, 1995 owned 228,100 shares
(2.62%) of the outstanding Common Stock of ParkerVision, and, accordingly, shares with the other trustees the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by those Trusts. Mr. Reisner, as a result of his having a general power of attorney for Mr. Scheuer, and, as a result of his being one of the trustees of certain of the Trusts, as discussed above, may be deemed to be a beneficial owner of the 354,000 shares (4.06%) of the outstanding Common Stock of ParkerVision owned in the aggregate by Mr. Scheuer and by certain of the Trusts, reported hereunder for the purposes of
Section 13(d) of the Act. Mr. Reisner disclaims, pursuant to Rule 13d-4 promulgated under the Act, any beneficial interest in the shares of Common Stock of ParkerVision owned by Mr. Scheuer and those Trusts.



	 As of July 13, 1995, Mr. Kaufman owned 14,000 shares (.16%) of the outstanding Common Stock of ParkerVision. In addition, Mr.
Kaufman has a general power of attorney to act on behalf of Mr.
Scheuer, and, accordingly, Mr. Kaufman shares with Mr. Scheuer and Mr. Reisner the power to vote and dispose of shares of Common Stock that Mr. Scheuer owns. As of July 13, 1995, Mr.
Scheuer owned 125,400 shares (1.44%), of the outstanding Common
Stock of ParkerVision. In addition, Mr. Kaufman is one of the trustees of certain of the Trusts for the benefit of Mr.
Scheuer, Mrs. Scheuer, their children and grandchildren, which in the aggregate as of July 13, 1995 owned 253,200 shares
(2.90%) of the outstanding Common Stock of ParkerVision, and, accordingly, shares with the other trustees the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by those Trusts. In addition, Mr. Kaufman is on the investment committee of Sterling, and accordingly, shares with Mr. Scheuer, the other member of the investment committee, the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by Sterling. Mr. Kaufman, as a result of his having a general power of attorney for Mr.
Scheuer, and, as a result of his being one of the trustees of certain of the Trusts, as discussed above, and as a result of his being on the investment committee of Sterling may be deemed to be a beneficial owner of the 411,600 shares (4.88%) of the outstanding Common Stock of ParkerVision owned in the aggregate by Mr. Scheuer, certain of the Trusts and Sterling, reported hereunder for the purposes of Section 13(d) of the Act. Mr.
Kaufman disclaims, pursuant to Rule 13d-4 promulgated under the Act, any beneficial interest in the shares of Common Stock of ParkerVision owned by Mr. Scheuer, those Trusts and Sterling.



	 As of July 13, 1995, Mr. Miller owned 500 shares (.01%) of the outstanding Common Stock of ParkerVision. In addition, Mr.
Miller is President, Treasurer and a Director of Music Project, which as of July 13, 1995 owned 6,000 shares (.07%) of the outstanding Common Stock of ParkerVision, and has the power to vote and dispose of shares of Common Stock of ParkerVision that are owned by Music Project. Mr. Miller, as a result of his being a President, Vice President and a Director of Music
Project may be deemed to be a beneficial owner of the 6,000 shares (.07%) of the outstanding Common Stock of ParkerVision owned by Music Project, reported hereunder for the purposes of
Section 13(d) of the Act. Mr. Miller disclaims, pursuant to Rule 13d-4 promulgated under the Act, any beneficial interest in the shares of Common Stock owned by Music Project.



	As of July 13, 1995, the aggregate number of shares of ParkerVision Common Stock which may be deemed to be owned beneficially by the Reporting Persons and Sterling in this filing was 485,200 or 5.55% of the total outstanding shares of Common Stock of ParkerVision.



	The following tables set forth certain information regarding purchases by the Reporting Persons and by Sterling of shares of ParkerVision Common Stock in the past 60 days, all of which purchases were made on the open market.


                                     						                  Total Cost
	    	      	            No. of Shares     Purchase Price    (Including
               			Date     Purchased         Per Share       Commissions)
Walter Scheuer
             			5/31/95    	27,000              $4.458	      	$120,352.50
          	   		6/1/95	     34,000	             $5.30     		  181,883
             			7/5/95   	   6,000	            $6.875		        41,550
             			7/7/95     	19,400             	$7.33		        143,168.12

Marge Scheuer
     		       	 6/1/95     	20,000             	$5.30       		$106,990
            			7/11/95	      3,100            	$7.375	     	    23,018

Hopewell Partners
            			7/11/95     	10,000            	$7.375        		$74,250

Trust for the Benefit of David Scheuer dated 12-11-51
           			 5/31/95     	 6,000            	$4.458        		$26,745

Trust for the Benefit of David Scheuer dated 5-19-61
           			 5/31/95     	 5,000            	$4.458        		$22,287.50

Trust for the Benefit of Jeffrey Scheuer dated 5-18-54
            			7/12/95      	5,400            	$7.375        		$40,095

Trust for the Benefit of Jeffrey Scheuer dated 6-10-54
           		 5/31/95	       2,000            	$4.458         		$8,915.00


Trust for the Benefit of Jeffrey Scheuer dated 5-19-61
          			 5/31/95	       1,000            	$4.458	         	$4,457.50

Trust for the Benefit of Susan Scheuer dated 12-30-60
           			7/12/95       	2,000            	$7.375        		$14,850

(continued)

                                     						                  Total Cost
                           No. of Shares     Purchase Price  (Including
                			Date      Purchased         Per Share     Commissions)

Trust for the Benefit of Judith Scheuer dated 12-17-59
              			7/12/95      	2,500            	$7.375       		$18,563

Trust for the Benefit of Winifred Rose Scheuer dated 12-20-84
             			 5/31/95     	 6,000            	$4.458      		 $26,745

Trust for the Benefit of Jeremy Dundas Scheuer dated 4-20-88
     		         	 6/1/95     	10,000            	$5.30	       	 $53,495

Trust for the Benefit of Daniella Eve Lipnick dated 10-9-90
		              	 6/1/95     	10,000            	$5.30       		 $53,495

Trust for the Benefit of Abigail Rose Lipnick dated 4-13-92
		              	 6/1/95    	 10,000            	$5.30	       	 $53,495

Walter Scheuer November Charitable Trust dated 11-29-83
              			7/10/95     	12,600            	$7.375       		$93,555

The Marcelle Halpern Trust
		              	 6/1/95	      6,000            	$5.30        		$32,097

The 1993 David Scheuer Charitable Remainder Trust
             			 5/31/95     	 3,000            	$4.458	       	$13,372.50

Wayne S. Reisner
		              	 6/1/95     	14,000            	$5.4931	     	 $76,903.40

Richard Kaufman
		              	 6/1/95     	10,000            	$5.4931	     	 $76,903.40

Allan Miller
              			7/13/95	        500            	$7.75      		$   3,950

Music Project For Television, Inc.
              			7/12/95	        300            	$7.25	       	$  2,197.50
              			7/12/95   	   2,000            	$7.50	        	$16,500
              			7/12/95   	   3,700            	$7.75        		$31,450

Item 6.  Contracts, Arrangements, Understandings or
Relationships with respect to Securities of the Issuer.


	None.


Item 7.  Material to be Filed as Exhibits

	1. Joint Filing Agreement dated July 13, 1995, filed in accordance with Rule 13d-1(f) promulgated under the Securities
Exchange Act of 1934, as amended.


	2. Copy of a Power of Attorney in favor of Walter Scheuer executed by Marge Scheuer.

Signatures

		After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.


				Dated: July 13, 1995

				/s/ Walter Scheuer

				Walter Scheuer (1)(2)


				/s/ Wayne S. Reisner

				Wayne S. Reisner (3)


				/s/ Richard Kaufman

				Richard Kaufman (4)


				/s/ Walter Scheuer

				Hopewell Partners

				by Walter Scheuer, General Partner


				/s/ Allan Miller

				Allan Miller (5 )


(1) Individually, and as Trustee for the following Trusts:

	Trust for the Benefit of David Scheuer dated 12-11-51

	Trust for the Benefit of David Scheuer dated 5-18-54

	Trust for the Benefit of David Scheuer dated 5-19-61

	Trust for the Benefit of Jeffrey Scheuer dated 6-10-54

	Trust for the Benefit of Jeffrey Scheuer dated 5-19-61

	Trust for the Benefit of Winifred Rose Scheuer dated 12-20-84

	Trust for the Benefit of Jeremy Dundas Scheuer dated 4-20-88

	Trust for the Benefit of Daniella Eve Lipnick dated 10-9-90

	Trust for the Benefit of Abigail Rose Lipnick dated 4-13-92

	The 1993 David Scheuer Charitable Remainder Trust

	The 1993 Jeffrey Scheuer Charitable Remainder Trust

	The 1993 Susan Scheuer Charitable Remainder Trust

	The 1993 Judith Scheuer Charitable Remainder Trust

	Trust for the Benefit of Jeffrey Scheuer dated 5-18-54

	Trust for the Benefit of Susan Scheuer dated 12-30-60

	Trust for the Benefit of Judith Scheuer dated 12-17-59

	The Marcelle Halpern Trust



(2) As attorney-in-fact for:

	Marge Scheuer



(3) Individually, and as a Trustee for the following Trusts:

	The Walter Scheuer 1993 Charitable Remainder Trust



(4) Individually, and as Trustee for the following Trust:

	Walter Scheuer November Charitable Trust dated 11-29-83



(5) Individually, and as President of Music Project For
Television, Inc.
EXHIBIT A



Trust for the Benefit of David Scheuer dated 12-11-51

	Walter Scheuer, Marge P. Scheuer, David Scheuer, Wayne S.
Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of David Scheuer dated 5-18-54

	Walter Scheuer, Marge P. Scheuer, David Scheuer, Wayne S.
Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of David Scheuer dated 5-19-61

	Walter Scheuer, Marge P. Scheuer, David Scheuer and Richard Kaufman, Trustees c/o Walter Scheuer, 635 Madison Avenue, New
York, New York 10022



Trust for the Benefit of Jeffrey Scheuer dated 5-18-54

	Walter Scheuer, Marge P. Scheuer, Jeffrey Scheuer, Wayne S. Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of Jeffrey Scheuer dated 6-10-54

	Walter Scheuer, Marge P. Scheuer, Jeffrey Scheuer, Wayne S. Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of Jeffrey Scheuer dated 5-19-61

	Walter Scheuer, Marge P. Scheuer, Jeffrey Scheuer and Richard Kaufman, Trustees c/o Walter Scheuer, 635 Madison Avenue, New
York, New York 10022



Trust for the Benefit of Susan Scheuer dated 12-30-60

	Walter Scheuer, Marge P. Scheuer, Susan Scheuer, Wayne S.
Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of Judith Scheuer dated 12-17-59

	Walter Scheuer, Marge P. Scheuer, Judith Scheuer, Wayne S. Reisner and Richard Kaufman, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of Winifred Rose Scheuer dated 12-20-84

	Walter Scheuer, Jeffrey Scheuer, Ruth Scheuer, Richard Kaufman and Wayne Reisner, Trustees c/o Walter Scheuer, 635 Madison
Avenue, New York, New York 10022



Trust for the Benefit of Jeremy Dundas Scheuer dated 4-20-88

	Walter Scheuer, Jeffrey Scheuer, Ruth Scheuer, Richard Kaufman and Wayne Reisner, Trustees c/o Walter Scheuer, 635 Madison
Avenue, New York, New York 10022



Trust for the Benefit of Daniella Eve Lipnick dated 10-9-90

	Walter Scheuer, Susan Scheuer, Jonathan Lipnick,  Richard
Kaufman and Wayne Reisner, Trustees c/o Walter Scheuer, 635
Madison Avenue, New York, New York 10022



Trust for the Benefit of Abigail Rose Lipnick dated 4-13-92

 Walter Scheuer, Susan Scheuer, Jonathan
Lipnick,  Richard Kaufman and Wayne Reisner, Trustees c/o Walter
Scheuer, 635 Madison Avenue, New York, New York 10022



Walter Scheuer November Charitable Trust dated 11-29-83

	Marge P. Scheuer and Richard Kaufman, Trustees c/o Marge P. Scheuer, 635 Madison Avenue, New York, New York 10022



The 1993 Walter Scheuer Charitable Remainder Trust

	Marge Scheuer, Richard Kaufman and Wayne S. Reisner, Trustees c/o Marge Scheuer, 635 Madison Avenue, New York, New York 10022



The 1993 David Scheuer Charitable Remainder Trust

	Walter Scheuer, Richard Kaufman and Wayne S. Reisner, Trustees c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022



The 1993 Jeffrey Scheuer Charitable Remainder Trust

	Walter Scheuer, Richard Kaufman and Wayne S. Reisner, Trustees c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022



The 1993 Susan Scheuer Charitable Remainder Trust

	Walter Scheuer, Richard Kaufman and Wayne S. Reisner, Trustees c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022



The 1993 Judith Scheuer Charitable Remainder Trust

	Walter Scheuer, Richard Kaufman and Wayne S. Reisner, Trustees c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022



The Marcelle Halpern Trust

	Walter Scheuer, Trustee, 635 Madison Avenue, New York, New York
10022

							Exhibit 1

Joint Filing Agreement

	In connection with Rule 13d-(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) with respect to the common stock, $.01 par value of ParkerVision, Inc. a Florida corporation, and that this agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.



	IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of July, 1995.

					/s/ Walter Scheuer

 					Walter Scheuer (1)(2)


					/s/ Wayne S. Reisner

					Wayne S. Reisner (3)



					/s/ Richard Kaufman

					Richard Kaufman (4)



					/s/ Walter Scheuer

					Hopewell Partners

					by Walter Scheuer, General Partner



					/s/ Allan Miller

					Allan Miller (5)



(1) Individually, and as Trustee for the following Trusts:

	Trust for the Benefit of David Scheuer dated 12-11-51

	Trust for the Benefit of David Scheuer dated 5-18-54

	Trust for the Benefit of David Scheuer dated 5-19-61

	Trust for the Benefit of Jeffrey Scheuer dated 6-10-54

	Trust for the Benefit of Jeffrey Scheuer dated 5-19-61

	Trust for the Benefit of Winifred Rose Scheuer dated 12-20-84

	Trust for the Benefit of Jeremy Dundas Scheuer dated 4-20-88

	Trust for the Benefit of Daniella Eve Lipnick dated 10-9-90

	Trust for the Benefit of Abigail Rose Lipnick dated 4-13-92

	The 1993 David Scheuer Charitable Remainder Trust

	The 1993 Jeffrey Scheuer Charitable Remainder Trust

	The 1993 Susan Scheuer Charitable Remainder Trust

   	The 1993 Judith Scheuer Charitable Remainder Trust

	Trust for the Benefit of Jeffrey Scheuer dated 5-18-54

	Trust for the Benefit of Susan Scheuer dated 12-30-60

	Trust for the Benefit of Judith Scheuer dated 12-17-59



	The Marcelle P. Halpern Trust



(2) As attorney-in-fact for:

	Marge Scheuer



(3) Individually, and as a Trustee for the following Trusts:

	The Walter Scheuer 1993 Charitable Remainder Trust



(4) Individually, and as Trustee for the following Trust:

	Walter Scheuer November Charitable Trust dated 11-29-83



(5) Individually, and as President of Music Project For
Television, Inc.